UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 21, 2004

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-15297	25-1843384
(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246 Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(949) 719-3700
(Registrant’s telephone number, including area code)

Item 5. Other Events.

On January 21, 2004, Water Pik Technologies, Inc. issued a press release announcing that it has purchased the assets of Huron Tech Systems located in Jacksonville, Florida, a division of Finnchem USA, Inc.

A copy of the Company’s press release announcing the above is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	January 21, 2004	By:	/s/ MICHAEL P. HOOPIS
Michael P. Hoopis,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated January 21, 2004.